UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 16, 2004

JPMORGAN CHASE & CO.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5805	13-2624428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

The following Exhibit is incorporated by reference into the Registration Statement on Form S-3 (333-117785, 333-117785-04) of JPMorgan Chase & Co. (the “Registrant”) as exhibit 8 thereto and is filed as part of this Current Report.

Exhibit No.	Exhibit
8	Tax Opinion of Simpson Thacher & Bartlett LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2004	JPMorgan Chase & Co.

	By:	/s/ Anthony Horan
	Name:	Anthony Horan
	Title:	Secretary

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EXHIBIT INDEX

Exhibit No.	Exhibit
8	Tax Opinion of Simpson Thacher & Bartlett LLP

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